Exhibit 99.1
Arcadia Resources Announces Significantly Improved FY’08 Q3 Results
Company Reports Positive Cash Flow, Positive EBITDA and Net Income Improvement from Continuing Operations
-	$4.9mm Improvement in Cash Flow versus 2Q’08

-	$1.9mm Improvement in EBITDA & Net Income versus 2Q’08
INDIANAPOLIS, February 11, 2008 – Arcadia Resources, Inc. (AMEX: KAD), a leading provider of innovative consumer health care services under the trade name Arcadia HealthCareSM, today announced its financial results for the fiscal third quarter and nine months ended December 31, 2007.
With its fiscal 3rd Quarter 2008 results, the Company met its previously issued guidance on becoming cash flow and EBITDA positive from continuing operations by reporting $868,000 of positive cash flow, a $4.9 million improvement versus 2nd Quarter 2008; and $232,000 of EBITDA, a $1.9 million improvement versus 2nd Quarter 2008.
“I’m proud to report strong improvement in 3rd quarter, and feel confident that Arcadia has now built a strong financial foundation from which it can grow its DailyMed operations and continue to strengthen its position in the homecare marketplace,” said Marvin R. Richardson, president and chief executive officer. “We are pleased to report that we delivered on our goal to generate positive cash flow and positive EBITDA from continuing operations for the 3rd quarter 2008 ended December 31, 2007. Overall, our operating margins from continuing operations improved 1.4% to 33.0%, corporate SG&A expenses from continuing operations were reduced $1.7mm to $12.6mm including a significant reduction in workers’ compensation expenses and accounts receivable dropped $1.7mm to $26.1mm. These efforts, in conjunction with the sale and discontinuation of under-performing operations and non-core businesses, have helped us to ‘right-size’ and focus our business. We will continue with our efforts to reduce SG&A costs while working hard to grow our revenues.”
“As a management team, we are no longer focused on the challenges of Arcadia’s past. We have worked tirelessly over the past 12 months to build a company that is viable, cash flow positive and poised for success. These actions have prepared Arcadia for our most important initiative – driving revenue growth by creating and selling unique products and services focused on our mission: keeping people at home and healthier longer. The building of the ‘new’ Arcadia HealthCare is progressing as envisioned,” said Mr. Richardson.
For 3rd quarter 2008, Arcadia’s net revenues from continuing operations were $37.54 million, essentially unchanged versus net revenues of $37.98 million in 2nd quarter 2008. Net income from continuing operations for 3rd Quarter 2008 improved by $1.9 million to a net loss of $2.3 million over 2nd Quarter of 2008. For the quarter ending, net income (including discontinued operations) improved $5.5 million to a net income loss of $3.7 million.
During the 2nd and 3rd quarters of 2008, the Company disposed of its retail clinics, certain Durable Medical Equipment (DME) business operations, including its retail DME operations and under performing operations in Florida. The financial results of those operations, consisting of losses of $1.4 million and $10.1 million for the third quarter and nine months ended December 31, 2007, respectively are reported in discontinued operations for those periods. The prior period results have been recast for consistency.
Clinics accounted for $6.4 million of the loss from discontinued operations for the first nine months of fiscal 2008.
Commenting on several of Arcadia’s recent strategic actions, Mr. Richardson noted, “We took several steps to deliver on our business goals. Most recently, we were able to complete an extension of approximately $15.5 million of short-term debt held by affiliates of Jana Partners, LLC and a $17 million line of credit held by Comerica Bank in two separate transactions. Our third quarter was also highlighted by the addition of Matthew Middendorf to our leadership team as chief financial officer.”
“Additionally, we successfully launched a major DailyMed™ initiative as we are committed to establishing a market leading position with our medication compliance program,” continued Mr. Richardson. “A cornerstone of this program is our proprietary DailyMed pharmacy packaging system, which will drive our major initiative with the State of Indiana as we introduce this innovative program to 70,000 lives in the coming months. DailyMed and related medication compliance products and services give us the opportunity to generate up to $40 million of new revenue for fiscal 2009 in this business segment. This opportunity demonstrates the great potential of our DailyMed compliance pharmacy packaging system and will be a major source of future profitable growth for Arcadia.”
“Furthermore, we have started our national launch of DailyMed with our public relations campaign that started with billboard messaging in Times Square in New York City. This has included national media exposure and continues into 4th quarter of Fiscal 2008. With the national launch of DailyMed planned for fiscal 2009, we are poised for direct-to-consumer growth,” said Mr. Richardson. “Finally, we anticipate healthy revenue opportunities by expanding our cross-selling within our home healthcare network. During the coming quarter and throughout fiscal 2009, I am confident we can continue to demonstrate progress in our turnaround efforts and deliver tangible results to our shareholders.”
Conference Call Information
Arcadia will conduct a conference call and simultaneous Internet webcast to review these financial results on Monday, February 11, 2008 at 11 a.m. EST.
To access the webcast, visit the Company’s Web site at www.arcadiahealthcare.com approximately 5-10 minutes prior to the start time and click on the webcast link. The webcast can also be accessed on www.investorcalendar.com.
The conference call also may be accessed by telephone by dialing 1-877-407-0778 (for US-based callers) or 1-201-689-8565 (for international callers).
A replay of the webcast will be available approximately one hour after the completion of the call and will be accessible on www.investorcalendar.com for 90 days following the call. A telephone replay will be available by dialing 1-877-660-6853 (for US-based callers) or 1-201-612-7415 (for international callers). For the replay, callers must use the Passcode number 286 and Conference ID number 260694. The telephone replay will be available for 14 days following the call.
Use of Non-GAAP Financial Information
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Arcadia reports non-GAAP financial results.  Arcadia’s management believes these non-GAAP measures are useful to investors because they provide supplemental information that facilitates comparisons to prior periods. Management uses these non-GAAP measures to evaluate its financial results, develop budgets and manage expenditures. The method Arcadia uses to produce non-GAAP results is not computed according to GAAP, is likely to differ from the methods used by other companies and should not be regarded as a replacement for corresponding GAAP measures. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to the comparable GAAP results, which is attached to this release.
About Arcadia HealthCareSM
Arcadia HealthCareSM is a service mark of Arcadia Resources, Inc. (AMEX: KAD), and is a leading provider of home health care / medical staffing; respiratory / durable medical equipment and specialty pharmacy services under its proprietary DailyMed™ program.

DailyMed™ transfers a patient’s prescriptions, over-the-counter medications and vitamins, and organizes them into pre-sorted packets clearly marked with the date and time they should be taken. The 30-day supply of medication is delivered directly to a patient’s home in a convenient dispensing box – with “peace of mind” a pharmacist has reviewed the entire medication profile for that month’s supply. This consumer product is aimed at reducing medication errors, improving medication compliance and ultimately lowering the cost of care, and is available at www.DailyMedRx.com.
Additionally, Arcadia extends its health care offerings through affiliated and managed locations on a fee for service basis.
The Company, headquartered in Indianapolis, Indiana, has grown into 110 locations in 22 states primarily through acquisitions, and currently services over 100,000 homes annually through its 13,000 full and part-time associates. Arcadia HealthCare’s comprehensive solutions are geared to keep people at home and healthier longer.
The Company’s annual report on Form 10-K for the year ended March 31, 2007 is available on the Company’s website (http://www.arcadiahealthcare.com) and the SEC website (http://www.sec.com).
Any statements contained in this release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21A of the Securities Exchange Act of 1934, as amended and otherwise within the meaning of court opinions construing such forward-looking statements. The Company claims all safe harbor and other legal protections provided to it by law for all of its forward-looking statements. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, estimates, uncertainties and other factors, which could cause actual financial or operating results, performances or achievements expressed or implied by such forward-looking statements not to occur or be realized, including our estimates of consumer demand for our services and products, required capital investment, competition, and other factors.  Actual events and results may differ materially from those expressed, implied or forecasted in forward-looking statements due to a number of factors. Important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements are described in the Company’s filings with the Securities and Exchange Commission from time to time, including the section entitled “Risk Factors” and elsewhere in the Company’s most recent Annual Report on Form 10-K and subsequent periodic reports. Among the factors that could cause future results to differ materially from those provided in our press release are:  (i) we cannot be certain of our ability to generate sufficient cash flow to meet our obligations on a timely basis; (ii) the marketing initiatives currently planned in conjunction with our cross-selling initiatives and the State of Indiana, its agencies and other payors may be insufficient for our medication management products, including DailyMed,™ to achieve  the market penetration and the additional payor contracts and consumer purchasers necessary to meet our revenue growth targets; (iii) the metrics for the pilot launches of DailyMed™ in Minnesota and other States in which it has been implemented may not accurately predict the demand for  DailyMed™ in other States; (iv) we may not succeed in executing the national direct-to-consumer launch of DailyMed™ or the expanded cross-selling initiatives on schedule; (v) we may be required to make significant business investments that do not produce offsetting increases in revenue; (vi) we may be unable to execute and implement our growth strategy; (vii) our plan to further reduce SG&A costs may be unsuccessful; (viii) we may be unable to improve the  timely collection of our accounts receivables; and (ix) other unforeseen events may impact our business. The forward-looking statements speak only as of the date hereof. The Company disclaims any obligation to update or alter its forward-looking statements, except as may be required by law.
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Contacts
Amalia “Molly” Blanco (317) 569-8234, x 103
(Financial Tables Attached)

ARCADIA RESOURCES, INC.
CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS, EXPCEPT PER SHARE AMOUNTS)

	December 31,	March 31,
	2007	2007

	(Unaudited)	(Audited)
ASSETS
Current assets:
Cash and cash equivalents	$1,541	$2,994
Accounts receivable, net of allowance of $7,506 and $8,310 respectively	26,139	33,427
Inventories, net	1,420	2,733
Prepaid expenses and other current assets	5,231	2,768

Total current assets	34,331	41,922
Property and equipment, net	6,682	12,607
Goodwill	34,314	33,336
Acquired intangible assets, net	24,842	28,983
Other assets	102	380

Total assets	$100,271	$117,228

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Lines of credit, current portion	$—	$2,613
Accounts payable	4,703	6,861
Accrued expenses:
Compensation and related taxes	4,216	4,463
Commissions	413	359
Accrued interest	914	819
Other	728	1,049
Payable to affiliated agencies, current portion	1,751	1,549
Long-term obligations, current portion	992	21,320
Capital lease obligations, current portion	60	1,020
Deferred revenue	151	659

Total current liabilities	13,928	40,712
Other liabilities	457	457
Lines of credit, less current portion	17,455	20,343
Payable to affiliated agencies, less current portion	—	38
Long-term obligations, less current portion	15,914	897
Capital lease obligations, less current portion	147	697

Total liabilities	47,901	63,144

Commitments and contingencies

STOCKHOLDERS’ EQUITY
Preferred stock, $.001 par value, 5,000,000 shares authorized, none outstanding	—	—
Common stock, $.001 par value, 200,000,000 shares authorized; 126,771,365 shares and 121,059,177 shares issued and outstanding, respectively	127	121
Additional paid-in capital	128,928	110,343
Accumulated deficit	(76,685)	(56,380)

Total stockholders’ equity	52,370	54,084

Total liabilities and stockholders’ equity	$100,271	$117,228

ARCADIA RESOURCES, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	Three Month Period Ended		Nine Month Period Ended
	December 31,		December 31,
	(Unaudited)		(Unaudited)
	2007	2006	2007	2006

Revenues, net	$37,542	$36,417	$113,535	$108,977
Cost of revenues	25,163	24,417	77,063	73,264

Gross profit	12,379	12,000	36,472	35,713

Selling, general and administrative	12,680	12,487	40,759	35,370
Depreciation and amortization	884	636	2,668	1,691

Total operating expenses	13,564	13,123	43,427	37,061

Operating loss	(1,185)	(1,123)	(6,955)	(1,348)

Other income (expenses):
Interest expense, net	924	1,100	3,032	2,418
Other	135	—	149	(2)

Total other expenses	1,059	1,100	3,181	2,416

Loss from continuing operations before income taxes	(2,244)	(2,223)	(10,136)	(3,764)

Current income tax expense	33	53	56	137

Loss from continuing operations	(2,277)	(2,276)	(10,192)	(3,901)

Discontinued operations:
Loss from discontinued operations	(1,182)	(1,437)	(7,709)	(704)
Net loss on disposal	(244)	—	(2,404)	—

	(1,426)	(1,437)	(10,113)	(704)

NET LOSS	$(3,703)	$(3,713)	$(20,305)	$(4,605)

Weighted average number of common shares outstanding	124,961,000	88,681,000	121,160,000	87,769,000

Basic and diluted net loss per share:
Loss from continuing operations	$(0.02)	$(0.03)	$(0.09)	$(0.04)
Loss from discontinued operations	(0.01)	(0.01)	(0.08)	(0.01)

	$(0.03)	$(0.04)	$(0.17)	$(0.05)

SUPPLEMENTAL INFORMATION:
EBITDA from Continuing Operations Comparisons
The Company’s EBITDA from continuing operations for the fiscal third quarter 2008 and 2007 periods is presented below (in thousands).

	Three-Month Period
	December 31, 2007	December 31, 2006

Reconciliation of EBITDA from Continuing Operations to Net Loss from Continuing Operations:
Net loss from continuing operations	$(2,277)	$(2,276)
Income tax expense	33	53
Interest expense/other	1,059	1,100
Depreciation and amortization (including depreciation expense in cost of revenues)	1,416	1,230

EBITDA from Continuing Operations	$231	$107

The Company’s EBITDA from continuing operations for the nine month periods ended December 31, 2007 and 2006 is presented below (in thousands).

	Nine-Month Period Ended
	December 31, 2007	December 31, 2006

Reconciliation of EBITDA from Continuing Operations to Net Loss from Continuing Operations:
Net loss from continuing operations	$(10,192)	$(3,901)
Income tax expense	56	137
Interest expense/other	3,181	2,416
Depreciation and amortization (including depreciation expense in cost of revenues)	4,546	3,137

EBITDA from Continuing Operations	$(2,409)	$1,789

This press release includes presentations of EBITDA, which is commonly used by management and investors as a measure of leverage capacity, debt service and general liquidity, but is not considered as a measure of financial performance under U.S. generally accepted accounting principles (GAAP). EBITDA may not be compatible to similarly titled measures used by other companies. Furthermore, EBITDA loss has been presented in this press release excluding financial information from discontinued operations. EBITDA and financial information with respect to continuing operations are presented as supplemental performance measures and are not intended as an alternative to net income or any other measure calculated in accordance with GAAP.
The above presentation bridges from Net Loss from continuing operations to EBITDA from continuing operations. Management has chosen to present the tables above to enable the reader to more readily understand the Company’s EBITDA measurement due to the requirement to reclassify the depreciation and amortization related to certain revenue-producing fixed assets as a component of the cost of goods sold, while presenting the remainder of depreciation and amortization on the corresponding line of the statement of operations.
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